SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2004

ALABAMA NATIONAL BANCORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-25160	63-1114426
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1927 First Avenue North, Birmingham, Alabama 35205

(Address of principal executive offices, including zip code)

(205) 583-3600

(Registrant’s telephone number, including area code)

Item 5. Other Events and Required FD Disclosure.

On July 13, 2004, Alabama National BanCorporation (“Alabama National”) issued a press release (the “Press Release”) announcing financial results for the six months and quarter ended June 30, 2004. A copy of the Press Release was furnished to the Securities and Exchange Commission pursuant to Item 12 of a Form 8-K filed on July 13, 2004.

In order to incorporate by reference a portion of the financial information contained in the Press Release into its previously filed registration statement on Form S-3 (File No. 333-115761), Alabama National is now filing, pursuant to Items 5 and 7 of this Report, certain of the financial information set forth in the Press Release. A copy of such financial information is attached as Exhibit 99.1 to this Report. None of the selected financial information attached as Exhibit 99.1 to this Report has changed from the financial information provided with the Press Release.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

Exhibit Number	Exhibit
99.1	Selected unaudited consolidated financial information of Alabama National for the six months and quarter ended June 30, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alabama National Bancorporation

By:	/s/ Victor E. Nichol, Jr.
Victor E. Nichol, Jr.
Vice Chairman

Dated: July 16, 2004

INDEX TO EXHIBITS

Exhibit Number	Exhibit
99.1	Selected unaudited consolidated financial information of Alabama National for the six months and quarter ended June 30, 2004.